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                                 Exhibit (14)(d)



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                                AUDITORS' CONSENT



To the Board of Trustees of
The One Group:



We consent to the reference to our firm under the heading "Experts" in the Statement of Additional Information, which is incorporated by reference in the Form N-14 filed by The One Group.


                                        KPMG Peat Marwick LLP

                                        KPMG PEAT MARWICK LLP

Columbus, Ohio
January 16, 1996